UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2022
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 15, 2022, the Board of Directors of BancPlus Corporation (the "Company") approved, subject to shareholder approval, an Amended and Restated 2018 Long-Term Incentive Plan (the "Amended and Restated Plan") to increase the number of shares reserved for issuance thereunder from 250,000 to 750,000, which amendment was approved by the shareholders of the Company on March 15, 2022.
Other than as expressly modified pursuant to the Amended and Restated Plan, all other aspects of the 2018 Long-Term Incentive Plan remain in full force and effect, which is qualified in its entirety by reference to the description thereof previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (File No. 333-236022), filed with the Securities and Exchange Commission on March 4, 2022. The foregoing description of the Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting was held on March 15, 2022. Two matters were submitted to the Company's shareholders for a vote. The final result of the vote is set forth below:
Proposal #1: Election of Directors

Approval of the following Class III nominees for the Board of Directors in the discretion of the named Proxy(ies). The results of the shareholder vote were the same for each of the four nominees.

B. Bryan Jones, III	Kirk Graves	William A. Ray	Max S. Yates

For	Against	Abstain
8,111,255	24,248	6,390

Proposal #2: Amended and Restated BancPlus 2018 Long-Term Incentive Plan

Approval of the allocation of Five Hundred Thousand (500,000) additional shares of common stock of the Company, par value $1.00 per share to support the BancPlus Corporation 2018 Long-Term Incentive Plan.

For	Against	Abstain
8,047,657	48,641	45,595

Proposal #3: Other Business

Whatever Other Business May Be Legally Brought Before the Meeting or Any Adjournment Thereof. The Board of Directors presently knows of no other business to be presented by or on behalf of the Corporation or its management at the Meeting.

For	Against	Abstain
8,046,681	11,291	83,921

No other business was considered at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1	Amended and Restated BancPlus Corporation 2018 Long-Term Incentive Plan

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BancPlus Corporation

March 16, 2022	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer